<LOGO> Volumetric Fund, Inc.



To Our Shareholders:

   In 2008 the stock market suffered its most devastating loss since the Great Depression year of 1931. It was also the second worst year in the 102-year history of the Dow Jones Industrial Average. The market, as measured by the Standard & Poor's 500 Index, declined 38.5% during the year. Other market indices also had huge, unprecedented drops, as indicated in the table below. The sub-prime mortgage crises, recessionary fears, the sell-off in bank and financial stocks, the credit crunch and extensive short selling were some of the negative factors. On a relative basis, Volumetric Fund performed well. Our net asset value (NAV) declined 'only' 29.9% during the year. We closed out the year at $12.34, down $5.28 from our NAV of $17.62 on January 2, 2008.

   Thanks to our large cash position, and because our portfolio was essentially free of weak bank and oil stocks, Volumetric was ranked among the best performing mutual funds in 2008. For example, as of December 31, 2008, Bloomberg mutual fund survey ranked Volumetric 87th out of 2,007 growth funds, based on our 2008 performance. According to this survey, the median growth fund declined 41.7% in the same period. Also, the Lipper fund survey, as published in the January 5, 2009, issue of The Wall Street Journal, gave our Fund an 'A' rating, the highest possible, for the year ending December 31, 2008. By the way, the Volumetric Index which indicates the value of $10,000 hypothetical investment in Volumetric on January 1, 1979, stood at $135,347 on December 31, 2008. This is equivalent to an average annual return of 9.1% since inception, as compared to the S&P Index's return of 7.7%.

      Since our proprietary 'Volume and Range' portfolio management system was introduced over eight years ago, on September 1, 2000, we have substantially outperformed the major market indices. We have also outperformed the S&P Index six out of the past eight years.



                             Year 2008  Fourth Quarter  Change since 9/1/2000*
Volumetric Fund               -29.9%        -20.1%             + 0.8%
Standard & Poor 500 Index     -38.5         -22.6               -40.6
NYSE Composite Index          -40.9         -23.6               -19.6
Dow-Jones Industrials         -35.8         -19.2               -21.9
NASDAQ Composite Index        -40.5	    -24.6               -62.8
  *Introduction of 'Volume and Range' system.


FOURTH QUARTER PORTFOLIO CHANGES

      As shown above, the Fund's NAV declined 20.1% during the extraordinarily weak fourth quarter of 2008. Our cash position at the end of year was a hefty 38.3%. The Fund has 44 stocks in its portfolio. Our average stock is down 8.0%. Our five top gainers, as of December 31, were: Bristol-Myers Squibb, up 30%, Dress Barn, up 20%, Petsmart, up 16%, H&R Block, up 15% and Lancaster
Colony, up 13%.
      The following stocks were purchased during the fourth quarter: BJ Wholesale, Boston Scientific, Bristol-Myers Squibb,Broadcom Corp., Caterpillar, Dress Barn, Ebay, Fortune Brands, Honeywell, H&R Block, IBM, Lancaster
Colony, McKesson, National Semiconductor, Overseas Shipholding, Petsmart, Phillips-Van Heusen, Praxair, Smucker's, SPDR Materials, SPDR Retail, Stericycle, Toro and Trinity Industries.

   We sold the following stocks during the fourth quarter: Abbott Laboratories, Albany International, Brinker, Brinks Co., Cabot, Cardinal Health, Centex, Cintas, Cooper Industries, Covance, Federal Signal, Gannett, General Mills, Harley Davidson, Helix Energy Solutions, Kansas City Southern, Knight Transportation, Lincoln National, Mohawk Industries, Newell Rubbermaid, Northrop Grumman, Oceaneering International, Pall Corp., Pepsico, PF Chang Bistro, PPG Industries, Principal Financial, Proctor & Gamble, Raymond James, Roper, Ryder System, SPDR Consumer Discretionary, SPDR Financial, Stanley Works, Union Pacific, Vishay, Walmart, Waste Connection and Winnebago. Most of these stocks were sold with a loss. The best percentage gainer was Abbott Laboratories with a 17% realized gain.


TOP STOCKS AND INDUSTRY HOLDINGS

          Our ten largest common stock and industry holdings are listed below. See 'Statement of Net Assets' on page 4 for details.

		                      % of Funds    Unrealized Gain,
		                        Assets         (Loss), %

Dress Barn	                        1.49%            19.7%
Bristol-Myers Squibb	                1.46	         29.8
Helen of Troy	                        1.45	         (4.5)
H&R Block	                        1.43	         15.3
Fortune Brands	                        1.43	          9.0
Petsmart	                        1.39	         16.2
CH Robinson	                        1.38              2.2
Valero Energy	                        1.36	         12.4
Lancaster Colony	                1.36	         13.2
Teledyne Technologies	                1.35	         (7.2)

Total:                                 14.10%


            10 Largest Industry Holdings
              % of the Fund's Net Assets

     Indexes and Sector Funds 	           13.0%
     Retail	                            6.4
     Consumer Products	                    5.2
     Machinery/Tools	                    3.4
     Foods/Beverage                         3.4
     Medical/Health	                    3.2
     Electrical/Electronics                 3.1
     Transportation/Trucking	            2.7
     Aerospace/Defense	                    2.4
     Communications	                    2.3

                                   Total:  45.1%


DISTRIBUTIONS AND OTHER NEWS

      Due to poor market conditions, we had net capital losses this year. Consequently, Volumetric did not declare any dividend and capital gain distributions for 2008, and unlike most prior years, the Fund's net asset value was not reduced by a distribution on January 2, 2009.

      As indicated in our second quarter report, at the Fund's annual meeting on June 12, 2008, shareholders re-elected all nine nominated directors by at least 99.7% of the votes cast and approved the ratification of the independent auditors, BKD, LLP, by 99.9% of the votes.

      The Board of Directors at their November 20, 2008, meeting approved the renewal of the Investment Advisory Contract between Volumetric Fund, Inc. and Volumetric Advisers, Inc. The Board discussed various factors that formed the basis for their renewal of the contract: 1) Volumetric Advisers, Inc. uses a proven, proprietary technique for managing the Fund's portfolio; 2) the Fund's performance indicates that it has outperformed significantly the Standard & Poor 500 Index and other appropriate indexes in 6 out of the past 8 years; 3) the Fund's expense ratio is in line with other no-load mutual fund's of similar size.Furthermore, if the Fund's assets grow, the expense ratio decreases on a sliding scale, as indicated in the Prospectus.


UPDATE AND OUTLOOK

      January of 2009 started out poorly for stocks. However, the market has improved nicely since early February. The benchmark Standard & Poor's 500
Index has recovered a good portion of its January loss and was down 3.8% in 2009, as of February 6. Thanks to our high cash position and our proven stock selection system, Volumetric Fund's NAV was down only 1.4% in the same period. Indeed, the Lipper mutual fund survey ranked Volumetric # 9, out of 383 mid-cap value funds, based on our January performance. We expect the economy will begin to rebound in the second half of 2009. History indicates that stocks typically start to move higher several months before a recession reaches its low point.

      We thank you for your confidence and trust. If you have any questions, please do not hesitate to call us.

February 7, 2009

			Sincerely,

/S/ Gabriel J. Gibs				/S/ Irene J. Zawitkowski


Gabriel J. Gibs					Irene J. Zawitkowski
Chairman and CEO				President



THE FOLLOWING CHARTED INFORMATION WAS PRESENTED AS A LINE GRAPH IN THE ANNUAL REPORT SHOWING THE COMPARISION OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN VOLUMETRIC FUND AND THE STANDARD AND POOR'S 500 INDEX.

Comparison of Changes in the Value of a $10,000 Investment in Volumetric Fund
 Versus the Standard and Poor's 500 Index and New York Stock Exchange
                     Composite Index*
           (From January 1, 1979 to December 31, 2008)

YEAR         VOLUMETRIC      S&P 500 INDEX

1978           10,000          $10,000
1979          $11,630          $11,231
1980          $15,991          $14,125
1981          $18,712          $12,751
1982          $21,876          $14,633
1983          $26,321          $17,161
1984          $27,696          $17,401
1985          $36,524          $21,983
1986          $39,225          $25,197
1987          $38,637          $25,708
1988          $46,349          $28,896
1989          $53,743          $36,770
1990          $50,963          $34,359
1991          $68,902          $43,397
1992          $76,331          $45,335
1993          $77,839          $48,533
1994          $76,104          $47,786
1995          $89,336          $64,086
1996         $103,189          $77,072
1997         $121,987         $100,971
1998         $134,918         $127,898
1999         $141,866         $152,872
2000         $139,355         $137,372
2001         $133,167         $119,486
2002         $116,682          $91,543
2003         $152,246         $115,692
2004         $172,799         $126,097
2005         $176,228         $129,881
2006         $187,400         $147,570
2007         $193,237         $152,735
2008         $135,347         $ 93,981



       Average Annual Total Returns Of Fund(as of 12/31/08)*

                    1 Year   5 Years   10 Years   Since Inception (1/1/79)
--------------------------------------------------------------------------
Volumetric Fund     - 29.94%    - 2.22%    + 0.03%     + 9.07%
S&P 500 Comp Index  - 38.49%    - 3.75%    - 2.65%     + 7.73%

*All distributions and dividends were reinvested. Past performance is not predictive of future performance. The performance shown above does not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares. The chart represents values for each year, as of December 31. The S&P 500 Index is unmanaged index of common stocks.





                              FINANCIAL HIGHLIGHTS
                (for a share outstanding throughout each year)

        Years ended December 31          2008	  2007    2006	  2005	  2004
                                       -------  ------  ------  ------  ------
Net asset value, beginning of year	$18.10	$19.10	$19.30	$21.28	$18.75
                                       -------  ------  ------  ------  ------
Income from investment operations:
  Net investment loss	                (0.03)  (0.03)  (0.02)   (0.08)	 (0.12)
  Net realized and unrealized
     gain (loss) on investments	        (5.25)	 0.58    1.16     0.45    2.65
                                       -------  ------  ------  ------  ------
 Total from investment operations       (5.28)   0.55    1.14     0.37    2.53
                                       -------  ------  ------  ------  ------
Less distributions from:
   Net investment income	         0.00    0.00    0.00    (0.15)   0.00
   Net realized gains                   (0.48)	(1.55)	(1.34)   (2.20)   0.00
                                       -------  ------  ------  ------  ------
Total distributions	                (0.48)  (1.55)  (1.34)   (2.35)   0.00
                                       -------  ------  ------  ------  ------
Net asset value, end of year	       $12.34  $18.10  $19.10   $19.30  $21.28
                                       ======  ======  ======   ======  ======
Total return	                       (29.94)%  3.11%	 6.34%    1.96%  13.49%
                                       ======  ======  ======   ======  ======

Ratios and Supplemental Data:
Net assets, end of period (in thousands)
                                       $15,896 $24,590  $24,329 $24,194 $23,193
Ratio of expenses to average net assets	 1.93%   1.95%   1.94%	  1.91%1  1.94%
Ratio of net investment loss to average net assets
                                        (0.24%) (0.14%) (0.10%) (0.42%)2(0.61%)
Portfolio turnover rate	                  217%    141%    153%     160%   156%
                            See notes to financial statements


  Before waiver:  1.94%
  Before waiver:  (0.45)%







	      VOLUMETRIC FUND, INC.
             STATEMENT OF NET ASSETS
	        December 31, 2008

Common Stocks: 61.7%		           MARKET
SHARES	COMPANY	                           VALUE
	Aerospace/Defense: 2.4%
 5,100	Curtiss Wright	                  $170,289
 4,800	Teledyne Technologies*	           213,840
                                        ----------
		                           384,129
                                        ----------
	Auto/Auto Parts: 1.2%
 5,200	Genuine Parts	                   196,872
                                        ----------
	Chemicals: 2.1%
 3,200	Praxair	                           189,952
10,800	RPM, Inc.	                   143,532
                                        ----------
		                           333,484
                                        ----------
	Communications: 2.3%
11,600	Broadcom Corp.*	                   196,852
 4,600	Harris Corp. 	                   175,030
                                        ----------
		                           371,882
                                        ----------
	Computers/Hardware: 1.0%
 1,800	IBM    	                           151,488
                                        ----------
	Consumer Products: 5.2%
 5,500	Fortune Brands	                   227,040
13,300	Helen of Troy*	                   230,888
 6,300	Lancaster Colony	           216,090
14,500	Nu-Skin	                           151,235
                                        ----------
		                           825,253
                                        ----------
	Drugs: 1.5%
10,000	Bristol-Myers Squibb	           232,500
                                        ----------
	Electrical/Electronics: 3.1%
 5,300	Ametek	                           160,113
12,000	International Rectifier*           162,000
17,000	National Semiconductor	           171,190
                                        ----------
  	 	                           493,303
                                        ----------
	Financial Services: 1.4%
10,000	H&R Block	                   227,200
                                        ----------
	Foods/Beverage: 3.4%
 6,500	Hain Celestial*	                   124,085
 6,600	McCormick	                   210,276
 4,800	Smucker's	                   208,128
                                        ----------
		                           542,489
                                        ----------
	Forest Products: 0.8%
 3,600	Weyerhaeuser	                   110,196
                                        ----------
	Indexes & Sector Funds: 13.0%
10,500	Dow-Jones Diamond Trust	           918,960
 8,100	SPDR Standard&Poor 500 Trust       730,944
10,000	SPDR Materials Trust	           227,400
 9,600	SPDR Retail Trust	           195,504
                                        ----------
		                         2,072,808
                                        ----------
	Internet Services: 1.2%
14,000	Ebay*	                           195,440
                                        ----------
	Machinery/Tools: 3.4%
 4,200 	Caterpillar 	                   187,614
 6,100 	Toro	                           201,300
10,000 	Trinity Industries	           157,600
                                        ----------
		                           546,514
                                        ----------


		                            MARKET
SHARES	COMPANY	                            VALUE
	Medical /Health : 3.2%
21,000  Boston Scientific* 	          $162,540
 4,300 	McKesson 	                   166,539
 3,600 	Stericycle*   	                   187,488
                                        ----------
		                           516,567
                                        ----------
	Misc./Diversified: 2.0%
 5,200	Alexander & Baldwin	           130,312
 5,500	Honeywell	                   180,565
                                        ----------
		                           310,877
                                        ----------
	Oil/Energy: 1.4%
10,000	Valero Energy	                   216,400
                                        ----------
	Precision Instruments: 1.0%
 3,300	Becton Coulter	                   145,002
                                        ----------
	Retail: 6.4%
 7,500	Bed Bath & Beyond*	           190,650
 5,400	BJ Wholesale Club*	           185,004
 6,300	CVS-Caremark	                   181,062
22,100	Dress Barn*	                   237,354
12,000	Petsmart	                   221,400
                                        ----------
		                         1,015,470
                                        ----------
	Shoes: 1.0%
14,100	Timberland*	                   162,855
                                        ----------
	Textile/Apparel: 2.0%
 7,700	Phillips Van Heusen	           155,001
 3,000	VF Corporation	                   164,310
                                        ----------
		                           319,311
                                        ----------
	Transportation/Trucking: 2.7%
 4,000	C.H. Robinson Worldwide	           220,120
 5,000	Overseas Shipholding Group         210,550
                                        ----------
		                           430,670
                                        ----------
TOTAL COMMON STOCKS:
  (COST	$10,817,380)	                 9,800,710
                                        ----------
CASH EQUIVALENTS & RECEIVABLES: 38.3%
   Cash		                            94,205
   JP Morgan Interest Bearing Dep Acct   4,071,481
   JP Morgan 100% US Treasury MM Fund	 1,905,911
   Dividends and interest receivable	    23,956
TOTAL CASH EQUIVALENTS/ RECEIVABLES	 6,095,553
                                        ----------
TOTAL ASSETS		                15,896,263
   Less liabilities		                -
                                        ----------
NET ASSETS: 100.0%		       $15,896,263
                                       ===========
VOLUMETRIC SHARES OUTSTANDING		 1,288,030
                                        ----------
NET ASSET VALUE PER SHARE		    $12.34
                                        ==========
*  Non-income producing security






                 VOLUMETRIC FUND, INC.
                STATEMENT OF OPERATIONS
          For the Year Ended December 31, 2008


INVESTMENT INCOME
  Dividends.........................................$   265,559
  Interest..........................................     96,368
  Miscellaneous Income..............................        154
                                                     ----------
     TOTAL INVESTMENT INCOME........................    362,081
                                                     ----------
EXPENSES
  Management fee (Note 2)...........................    411,856
                                                     ----------
  NET INVESTMENT LOSS ...............................   (49,775)
                                                     ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized loss on investments.................. (3,038,028)
  Change in unrealized appreciation of investments
     Beginning of year............... $ 2,994,661
     End of year.......................(1,016,670)
                                      -----------
     Decrease in unrealized appreciation...........  (4,011,331)
                                                    ------------
  NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS..  (7,049,359)
                                                    ------------
NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS................................  $(7,099,134)
                                                   =============





                        VOLUMETRIC FUND, INC.
                STATEMENT OF CHANGES IN NET ASSETS



                                                        For the Years Ended
                                                   12/31/2008       12/31/2007
                                                   ----------       ----------
CHANGES RESULTING FROM OPERATIONS
Investment income loss  ......................... $  (49,775)         (34,807)
Net realized gain (loss) on investments..... ....  (3,038,028)        652,041
Increase (decrease)in unrealized appreciation....  (4,011,331)        159,430
                                                  -----------       ----------
   NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS............................  (7,099,134)        776,664
                                                  -----------       ----------
DISTRIBUTION TO SHAREHOLDERS (NOTE 1d)...........
From net realized gain on investments                (651,485)     (1,974,435)
                                                   ----------      -----------
CAPITAL SHARE TRANSACTIONS (NOTE 3)                  (913,327)      1,428,691
                                                   ----------      -----------
NET INCREASE (DECREASE)IN NET ASSETS.............  (8,663,946)        230,920
NET ASSETS:
    BEGINNING OF YEAR............................  24,560,209      24,329,289
                                                  -----------     ------------
    END OF YEAR.................................  $15,896,263    $ 24,560,209
                                                 ============     ============


                   See notes to financial statements






NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies
The Fund is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company. The Fund's investment objective is capital growth. Its secondary objective is downside protection. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

a)	Valuation of Securities: Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. Securities transactions are recorded on a trade date basis.

b)	Securities Transactions and Investment Income: Realized gains and losses are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recognized on the accrual basis.

c)	Federal Income Taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of the Fund's taxable income to its shareholders. Therefore no federal income tax provision is required.

d)	Distributions to Shareholders: It is the Fund's policy to distribute all net investment income and all net realized gains, in excess of any available capital loss carryovers, at year end. Distributions are taxable to shareholders in the year earned by the Fund. During the year ending
December 31, 2007, the Board of Directors declared the following distributions. There were no distributions for year ending December 31, 2008

                                             2007
                                             ----
        Record Date		      December 31, 2007
        Ex-Dividend Date	      January 2, 2008
        Payment Date		      January 2, 2008
        Distribution		      $ 0.48 per share

The Fund may periodically make reclassifications among certain of its capital accounts as a result of timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These reclassifications are due to differing treatment for items such as deferral of wash sales and net operating losses.

e)	Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of
America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from those estimates.

2. Management Fee and Other Transactions with Affiliates

The Fund receives investment management and advisory services under an advisory agreement that provides for fees to be paid at an annual rate of 2.0% of the first $10,000,000 of average daily net assets, 1.9% of the next $15,000,000 and declining thereafter to 1.5% on net assets over $100,000,000. The Fund's advisor then pays the cost of all management, supervisory and administrative services required in the operation of the Fund. This includes investment management, fees of the custodian, independent public accountants and legal counsel, remuneration of officers and directors, state registration fees and franchise taxes, shareholder services, including maintenance of the shareholder accounting system, insurance, marketing expenses, shareholder reports, proxy related expenses and transfer agency. Certain officers and directors of the Fund are also officers and directors of the investment advisor.




3. Capital Stock Transactions

At December 31, 2008, there were 2,000,000 shares of $0.01 par value capital stock authorized. Transactions in capital stock were as follows:
			            Year Ended                  Year Ended
		                 December 31, 2008         December 31, 2007

                           Shares       Amount        Shares         Amount
                           ------      -------        ------      ---------
 Shares sold              25,422     $ 412,690        39,113        717,740
 Distributions reinvested 35,652       628,180       111,558      1,957,839
                        ---------  ------------     --------    -----------
                          61,074     1,040,870       150,671      2,675,579
 Shares redeemed        (130,304)   (1,954,197)      (67,240)    (1,246,888)
                        ---------  ------------     --------    -----------
 Net increase (decrease) (69,230)    $(913,327)        83,431    $1,428,691
                        =========  ============     =========   ===========

4. Purchases and Sales of Investment Securities

For the year ended December 31, 2008, purchases and sales of securities were $34,489,693 and $38,955,994, respectively. At December 31, 2008 the cost of investments for Federal income tax purposes was $10,745,561. Accumulated net unrealized depreciation on investments was $944,851 consisting of $333,076 gross unrealized appreciation and $1,277,927 gross unrealized depreciation.

5. Composition of Net Assets
At December 31, 2008 net assets consisted of:

Net capital paid in on shares of stock....................    19,959,651
Accumulated net unrealized depreciation of investments....    (1,016,670)
Accumulated net realized loss on investments'''''''''''''     (3,046,718)
                                                            -------------
                                                             $15,896,263
                                                            ============

As of December 31, 2008, the components of the distributable earnings on a tax basis were as follows.

Undistributed ordinary income	              (2,974,900)
Undistributed long-term capital loss                   0
Tax accumulated earnings                      (2,974,900)
Accumulated capital and other losses          19,816,014
Unrealized depreciation                         (944,851)
                                            -------------
Book accumulated earnings                   $ 15,896,263
                                            ============

6. Fair Value Measurements

    In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, 'Fair Value Measurements' ('SFAS 157'.) This standard establishes a single authoritative definition of fair value, sets up a framework of measuring fair value, and requires additional disclosures about fair value measurements. SFAS 157 applies to fair value measurements already required or permitted by existing standards. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The changes to current GAAP from the application this Statement relates to the definition of fair value, the methods to use fair value, and the expanded disclosures about fair measurements.

    One key component of the implementation of SFAS 157 includes the development of a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various 'inputs' used to determine the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
    Level 1 ' quoted prices in active markets for identical assets.

    Level 2 ' other significant inputs (including quoted prices of similar securities, interest rates, credit risk, etc.)

    Level 3 ' significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments.)

    The following is the summary of inputs used to value the Fund's net assets as of December 31, 2008.

VALUATION INPUTS        INVESTMENT IN SECURITIES
----------------        ------------------------
    Level 1                   $11,706,621
    Level 2                             0
    Level 3                             0
                              -----------

    TOTAL INVESTMENTS        $ 11,706,621
                             ------------




REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Volumetric Fund, Inc.
Pearl River, New York

We have audited the accompanying statement of net assets of Volumetric Fund, Inc. (the Fund), as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended and the financial highlights for each of the five years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Volumetric Fund, Inc., as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 6, in 2008, the Fund changed their method of accounting for fair value measurements in accordance with Statement of Financial Accounting Standards No. 157.

                               /s/     BKD, LLP
Houston, Texas
February 6, 2009







DIRECTORS

        The Directors of the Fund and their ages, positions, addresses and principal occupations during the past five years are set forth below. There is no limit on the length of the term that each director serves. The Fund's Statement of Additional Information contains additional information about the Directors and is available without charge, upon request, by calling 1-800-541-FUND.


                              Interested Directors


  Director                  Occupation                               Age  Director

Gabriel J. Gibs            Chairman, CEO, Founder and Portfolio Co-   72   1978
Volumetric Fund, Inc.      Manager of the Fund since 1978. Mr. Gibs
87 Violet Drive            is also President of Volumetric Advisers,
Pearl River, NY 10965      Inc., the Fund's investment adviser.

Irene J. Zawitkowski       President and Portfolio Co-Manager of the  55   1978
Volumetric Fund,Inc.       Fund. Co-Founder and officier in varous
87 Violet Drive            capacities since 1978. Also, Executive Vice
Pearl River, NY 10965      President of Volumetric Advisers, Inc.



                               Independent Directors

William P. Behrens         Vice Chairman, Fulcrum Securities since    70   1987
Fulcrum Securities, Inc.   2008 Vice Chairman, Northeast Securities,
80 Broad Street            Inc. from 2001 to 2008. Chairman, Global
New York NY 10004          Energy Systems since 2006. Memeber of the
                           Fund's Audit Committee.

Joseph Haeupl              Engineering consultants to the chemical    63   2004
9 Grove Place              industry, since 2002. Previously, Director
Mount Lakes NJ 07046       of Technology of Lurgi PSI,
                           an engineering and construction servies
                           company for the chemical industry.
                           Member of the Fund's Governance & Nominating
                           Committee.

Raymond T. Mundy           Private practice of law since 1982. He is   65  2006
332 Route 306              also an Adjunct Professor of Philosophy and
Mountain Lakes, NJ 07046   Business Ethics at Rockland Community
                           College, Sufern NY. Memeber of the Fund's
                           Audit Committee.

Stephen J. Samitt          Stephen Samitt, CPA, LLC, since 2008.       67  1996
87 Violet Drive            Previously, Principal, Briggs Bunting &
Pearl River, NY 10965      Dougherty, LLP, certified public
                           accountants, since 1997.
                           Chairman of the Fund's Audit Committe.
                           Member of the Fund's Goverance & Nominating
                           committee. He was elected by the Board as
                           the Fund's financial expert.

Allan A Samuels            CEO and President of Rockland Business     70  2007
Rockland Business Assoc.   Association (RBA) since 2001. Board member
One Blue Hill Plaza        of several non-profit and business
Pearl River, NY 10965      organizations. Member of the Fund's
                           Governanace and Nominating Committee.

David L. Seidenberg        President, SQ Ventures, LLC, since 2002.    62  1983
SQ Ventures, LLC           Previously, Vice President of Davos
70 Kinderkamack Road       Chemical Company from 1972 until 2002.
Emerson, NJ 07630          Memeber of the Fund's Audit Committee

Raymond W. Sheridan        President Raymond Sheridan Financial, Inc.  58  1995
R. Sheridan Financial      insurance and financial services. Vice
19 E. Washington Ave       President of Volumetric Fund from 1997 to
Pearl River,  NY 10965     2004. Chairman of the Fund's Goverance &
                           Nominating Commiettee.





INFORMATION ABOUT YOUR FUND'S EXPENSES
For the six months ended December 31, 2008 (Unaudited)

	As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire semi-annual period, July 1, 2008 ' December 31, 2008.

        The table illustrates your fund's costs in two ways.

         Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The 'Ending Account Value' shown is derived from the Fund's actual return for the six month period, the 'Expense Ratio' column shows the period's annualized expense ratio and the 'Expenses Paid During Period' column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, a $6,500 account value divided by $1,000 = 6.5), then multiply the result by the number given in the first line under the heading entitled 'Expenses Paid During Period.'

         Hypothetical 5% Return: This section is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had an annual return of 5% before expenses, the expense ratio is unchanged. Because the return used is not the fund's actual return, the results do not apply to your investment. This sample is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to provide examples of expenses calculated and based on an assumed 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

        Please note that the expense shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Volumetric Fund does not charge any sales loads, redemption fee, or exchange fees, but these fees may be present in other funds to which you compare our fund. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you to determine the relative total costs of owning different funds.

                     Beginning         Ending            Net        Expenses
                      Account       Account Value      Expense     Paid During
                       Value,         12/31/08*         Ratio       Period**
                      07/01/08

  Actual               $1,000         $ 754.40          1.93%        $ 8.51
Hypothetical 5% Return $1,000        $1,015.38          1.93%        $ 9.78

*The actual total returns for the six-month period ended December 31, 2008, was -24.56%.

**Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, and then divided by 366.

PROXY AND PORTFOLIO INFORMATION

	Information is available to shareholders who are interested in the Fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30. This information may be obtained without charge either by calling the Fund's toll-free number, 800-541-3863, or by visiting the SEC's website at www.sec.gov.

	The Fund files its complete schedule of portfolio holdings with Securities and Exchange Commission, for the first and third quarters of each fiscal year on form N-Q (previously N-30B-2). These forms are available on the Commission's website at www.sec.gov. This information is also available from the Fund by calling 800-541-3863.


                INVESTMENT ADVISOR and TRANSFER AGENT

                       Volumetric Advisers, Inc.
                           87 Violet Drive
                        Pearl River, NY 10965


                           CUSTODIAN

                      JP Morgan Chase, N.A.
                        345 Park Avenue
                      New York, NY 10154


               IRA AND PENSION ACCOUNTS TRUSTEE

                    Principal Trust Company
                        P.O. Box 8963
                     Wilmington, DE 19899


                     INDEPENDENT ACCOUNTANTS

                             BKD, LLP
                 2800 Post Oak Blvd., Suite 3200
                       Houston, Texas 77056



	This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. To obtain a current prospectus please call 1-800-541-3863.





Volumetric Fund, Inc.

87 Violet Drive
Pearl River, New York 10965
Tel: 845-623-7637
800-541-FUND
www.volumetric.com


Investment Adviser and
----------------------
Transfer Agent
--------------
Volumetric Advisers, Inc.
Pearl River, New York

Custodian
---------
J.P. Morgan Chase, N.A.
New York, New York

Independent Auditors
--------------------
BKD, LLP
Houston, Texas

Board of Directors
------------------
William P. Behrens
Gabriel J. Gibs, Chairman
Josef Haupl
Raymond T. Mundy
Stephen J. Samitt
Allan A. Samuels
David L. Seidenberg
Raymond W. Sheridan
Irene J. Zawitkowski

Officers
--------
Gabriel J. Gibs
    Chairman, CEO, Portfolio Co-Manager
Irene J. Zawitkowski
    President, Portfolio Co-Manager
Jeffrey M. Gibs
    Vice President, Chief Compliance Officer